EXHIBIT 23



    INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in Registration Statement Nos. 33-51215, and 333-00139 of Idaho Power Company on Form S-3 and Registration
    Statement No. 33-56071 of Idaho Power Company on
    Form S-8 of our report dated January 31, 1997 appearing in the Annual Report on Form 10-K of Idaho
    Power Company for the year ended December 31, 1996.





    DELOITTE & TOUCHE LLP

    Portland, Oregon
    August 5, 1997